UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2011

ROTECH HEALTHCARE INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50940	03-0408870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Technology Drive, Suite 300 Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 822-4600

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 28, 2011, Rotech Healthcare Inc. (the “Company”) announced its financial results for the fourth quarter and year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. Press Release

Exhibit No.	Description

99.1	Press Release of the Company dated February 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Dated February 28, 2011	By	/s/ PHILIP L. CARTER
	Name	Philip L. Carter
	Title	President & Chief Executive Officer